Exhibit 10.5

                  This Amendment No. 4, dated as of December 16, 1996, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992, Amendment No. 2 thereto dated as of November 1, 1994, and Amendment No. 3 thereto dated as of June 20, 1996 (the "Decommissioning Trust Agreement"; terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS"), State Street Bank and Trust Company, as successor to The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                R E C I T A L S:
                                - - - - - - - -

                  WHEREAS, the parties hereto wish to amend the limitations of the parties' ability to modify the Decommissioning Trust Agreement under certain circumstances;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              A G R E E M E N T S:
                              - - - - - - - - - -

                  SECTION 1. Amendments.

                  The Decommissioning Trust Agreement is hereby amended by adding the following as the last sentence of Section 15: "Notwithstanding the foregoing, this Agreement may not be amended or modified in violation of Section 468A of the Code or the regulations thereunder."

                  SECTION 2.  Effectiveness.

                  This Amendment No. 4 shall become effective as of the date hereof upon the execution and delivery of a counterpart of this Amendment No. 4 by each of the parties hereto.

                  SECTION 3.  Miscellaneous.

                  (a)      Full Force and Effect.

                  Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

                  (b)      Counterparts.

                  This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart.

                  (c)      Arizona Law.

                  This Amendment No. 4 shall be construed in accordance with and governed by the law of the State of Arizona.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By       NANCY E. NEWQUIST
                                           -------------------------------------

                                        Title    Treasurer
                                             -----------------------------------

                                        MELLON BANK, N.A., as
                                        Decommissioning Trustee


                                        By       EARL G. KLECKNER
                                           -------------------------------------
                                                 Earl G. Kleckner
                                        Title    Vice President
                                             -----------------------------------


                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Owner Trustee under a Trust Agreement
                                        with Security  Pacific  Capital  Leasing
                                        Corporation   and  as  Lessor   under  a
                                        Facility   Lease  with  Arizona   Public
                                        Service Company


                                        By       ERIC DONAGHEY
                                           -------------------------------------

                                        Title    Assistant Vice President
                                             -----------------------------------

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Owner Trustee under a Trust Agreement with Emerson Finance Co. and as Lessor under a Facility Lease with Arizona Public Service Company


                                        By       ERIC DONAGHEY
                                           -------------------------------------

                                        Title    Assistant Vice President
                                             -----------------------------------



STATE OF ARIZONA         )
                         )  ss.
County of Maricopa       )

                  The foregoing instrument was acknowledged before me this 16th day of December, 1996, by Nancy E. Newquist, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.


[Official Seal]                         MARIA R. MARRS
                                        -------------------------------
                                        Notary Public

My commission expires:
July 21, 1998



STATE OF PENNSYLVANIA    )
                         )  ss.
County of Allegheny      )

                  The foregoing instrument was acknowledged before me this 16th day of October, 1996, by Earl Kleckner, a Trust Officer of MELLON BANK, N.A., a corporation having trust powers, as Decommissioning Trustee, on behalf of said corporation.


[Official Seal]                         STEPHANIE RIEGER
                                        ---------------------------------
                                        Notary Public

My commission expires:
May 12, 1997

Commonwealth of Massachusetts       )
                                    )  ss.
County of Suffolk                   )

                  The foregoing instrument was acknowledged before me this 13th day of December, 1996, by Eric Donaghey, the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation, and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


[Official Seal]                            SCOTT KNOX
                                           ---------------------------------
                                           Notary Public

My commission expires:
July 12, 2002


Commonwealth of Massachusetts       )
                                    )  ss.
County of Suffolk                   )

                  The foregoing instrument was acknowledged before me this 13th day of December, 1996, by Eric Donaghey, the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance Co., and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


[Official Seal]                             SCOTT KNOX
                                            ---------------------------------
                                            Notary Public

My commission expires:
July 12, 2002
                                       -4-